Exhibit 99.1

OPES Acquisition Corp.’s Target BurgerFi Inks 30+ LOIs for New Locations

BurgerFi Plans to Open Nine Additional Units by Year-End 2020

Miami, FL and West Palm Beach, FL — September 3, 2020 – OPES Acquisition Corp.’s (NASDAQ: OPES) business combination target, BurgerFi International, one of the nation’s fastest-growing premium fast-casual concepts with approximately 125 locations spanning across 23 states and two countries internationally, has signed letters of intent (LOI) for 30+ new units. In addition to the signed LOIs, the better-burger brand has nine new stores scheduled to open before the end of the year.

As part of BurgerFi’s aggressive growth plans, the brand has signed LOIs for 18 new locations in its home state of Florida and an additional 12 more outside of Florida, including a mix of traditional and non-traditional units. The expansion news comes on the heels of BurgerFi’s partnership with REEF Technology to open ghost kitchens – delivery-only neighborhood kitchens – in new markets across the U.S.

“This development represents an exciting first step in solidifying brand recognition in key markets where BurgerFi already has a strong presence and we believe that it primes the path for our strategic vision to continue our market expansion,” said Ophir Sternberg, Chairman & CEO of OPES Acquisition Corp. “Franchisees have been doubling down on their investment and looking to expand their footprint.”

Scheduled Restaurant Openings through the Remainder of 2020
September	Lake Nona, FL and Towson, MD
October	Miami, FL and Lexington, KY
November	Boca Raton, FL and Henderson, NV
December	St. Petersburg, FL; Palm Beach Gardens, FL; and Columbia, MD

“We are thrilled that our plans to grow the BurgerFi family of restaurants is well underway,” said Charlie Guzzetta, President of BurgerFi. “As we make progress in our business combination with OPES, our team is ready for a promising fourth quarter in unit growth and an impressive pipeline in 2021 for new openings.”

State	# of LOIs
Florida	18
Kentucky, New Jersey, Connecticut, Tennessee	4
Maryland	3
Oregon	3
Texas	2

Manuel Sánchez Ortega, a multi-unit BurgerFi franchisee based in the DC-MD-VA area, and an active member of the BurgerFi Franchise Advisory Council, has elected to expand the group’s territory to include five more restaurants in addition to the five they currently own and operate. In September, they will open a new location in Towson, MD and another in Columbia, MD shortly thereafter. Sánchez Ortega is one of many existing BurgerFi franchisees who is expanding and reinvesting in BurgerFi’s growth since news of the merger.

“We believe the eagerness to expand is indicative of not only BurgerFi’s performance, but also our strong relationships with our franchise community,” noted BurgerFi’s President Charlie Guzzetta.

“Being part of the BurgerFi team has been a very rewarding experience,” said Manuel Sánchez Ortega. “I have seen first-hand how happy the guests are with the quality of the food, and how it meets the needs of the next generation of consumers who demand transparency and better-for-you ingredients. I'm very excited to grow my group of restaurants during this new phase of development for the entire BurgerFi family.”

BurgerFi is also expanding its international presence with a recent uptick in franchise inquiries and a newly signed six-unit term sheet for Saudi Arabia (KSA) – Eastern Province, further expanding the brand’s footprint in the Gulf Cooperation Council (GCC). OPES and BurgerFi are currently on track to merge in Q4 of 2020.

About OPES Acquisition Corp.

OPES Acquisition Corp. (NASDAQ: OPES, OPESW) is a special purpose acquisition company headquartered in Miami and organized for the purpose of effecting a merger, asset acquisition, stock purchase or other similar business combination with one or more businesses or entities. For more information, please visit www.opesacquisitioncorp.com.

About BurgerFi

Established in 2011, BurgerFi is among the nation’s fastest-growing better burger concepts with approximately 125 BurgerFi restaurants domestically and internationally. The concept was chef-founded and is committed to serving fresh food of transparent quality. BurgerFi uses 100% natural American Angus beef with no steroids, antibiotics, growth hormones, chemicals or additives. BurgerFi placed in the top 10 on Fast Casual’s Top 100 Movers & Shakers list in 2020, was named “Best Burger Joint” by Consumer Reports and fellow public interest organizations in the 2019 Chain Reaction Study, listed as a “Top Restaurant Brand to Watch” by Nation’s Restaurant News in 2019, included in Inc. Magazine’s Fastest Growing Private Companies List, and ranked on Entrepreneur’s 2017 Franchise 500. To learn more about BurgerFi or to find a full list of locations, please visit www.burgerfi.com, ‘Like’ BurgerFi on Facebook or follow @BurgerFi on Instagram and Twitter.

Disclaimer

OPES and BurgerFi, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of OPES common stock with respect to the proposed transaction between OPES and BurgerFi (the “Business Combination”). Information about OPES’s directors and executive officers and their current ownership of OPES’s shares of common stock is set forth in the definitive proxy statement on Schedule 14A dated August 31, 2020 for OPES’s special meeting to be held on September 15, 2020, filed with the Securities and Exchange Commission (the “SEC”), as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the Business Combination when it becomes available. These documents can be obtained free of charge from the sources indicated above.

In connection with the Business Combination, OPES will file relevant materials with the SEC, including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement relating to the Business Combination with the SEC, OPES will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the Business Combination, and other proposals. INVESTORS AND SECURITY HOLDERS OF OPES ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION THAT OPES WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OPES, BURGERFI, AND THE BUSINESS COMBINATION. The preliminary proxy statement, the definitive proxy statement and other relevant materials in connection with the Business Combination (when they become available), and any other documents filed by OPES with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to OPES at: 4218 NE 2nd Avenue, Miami, FL 33137.

Forward-Looking Statements:

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, including the identification of a target business and potential business combination or other such transaction, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the annual report on Form 10-K filed by OPES on March 30, 2020. Important factors, among others, that may affect actual results or outcomes include: the inability to complete the proposed transaction; the inability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, the amount of cash available following any redemptions by OPES stockholders; the ability to meet Nasdaq’s listing standards following the consummation of the proposed transaction; and costs related to the proposed transaction. Important factors that could cause the combined company’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: BurgerFi’s limited operating history; BurgerFi’s ability to manage growth; BurgerFi’s ability to execute its business plan; BurgerFi’s estimates of the size of the markets for its products; the rate and degree of market acceptance of BurgerFi’s products; BurgerFi’s ability to identify and integrate acquisitions; potential litigation involving OPES or BurgerFi or the validity or enforceability of BurgerFi’s intellectual property; general economic and market conditions impacting demand for BurgerFi’s products and services; and such other risks and uncertainties as are discussed in the proxy statement to be filed relating to the Business Combination. Other factors include the possibility that the proposed Business Combination does not close, including due to the failure to receive required stockholder approval, or the failure of other closing conditions.

OPES expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Investor Relations Contact:

Gateway Investor Relations

Cody Slach

(949) 574-3860

OPES@GatewayIR.com

Company Contacts:

OPES

Ashley Spitz, ashley@opesacquisitioncorp.com

BurgerFi International

Crystal Rosatti, crystal@burgerfi.com

Media Relations Contact:

Allison + Partners Public Relations

Natalie Kelley, natalie@allisonpr.com